EXHIBIT 99.1

NEWS RELEASE
SanDisk Corporation
951 SanDisk Drive
Milpitas, CA 95035-7932
Phone: 408-801-1000

SANDISK ANNOUNCES THIRD QUARTER RESULTS

Delivers Record Revenue with Strong Profits and Cash Flow

MILPITAS, Calif., Oct 16, 2013 - SanDisk Corporation (NASDAQ: SNDK), a global leader in flash storage solutions, today announced results for the third quarter ended September 29, 2013. Third quarter revenue of $1.63 billion increased 28 percent on a year-over-year basis and increased 10 percent sequentially.

On a GAAP(1) basis, third quarter net income was $277 million, or $1.18 per diluted share, compared to net income of $77 million, or $0.31 per diluted share, in the third quarter of fiscal 2012 and $262 million, or $1.06 per diluted share, in the second quarter of fiscal 2013.

On a non-GAAP(2)(3) basis, third quarter net income was $371 million, or $1.59 per diluted share, compared to net income of $118 million, or $0.48 per diluted share, in the third quarter of fiscal 2012 and net income of $299 million, or $1.22 per diluted share, in the second quarter of fiscal 2013.

Third quarter GAAP results include an $83 million partial impairment of acquisition-related intangible assets stemming from the 2011 acquisition of Pliant Technologies, Inc. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“We delivered outstanding third quarter results driven by our strategy to shift to higher value solutions across our portfolio,” said Sanjay Mehrotra, president and chief executive officer of SanDisk. “Our client and enterprise SSD products continue to gain momentum and our acquisition of SMART Storage Systems expands our presence in enterprise SSDs. With our solid execution, we also delivered strong year over year growth in retail and embedded products.”

THIRD QUARTER 2013 KEY FINANCIAL METRICS

Metric	GAAP			Non-GAAP
in millions, except percentages and per share amounts	Q313	Q312	Q213	Q313	Q312	Q213
Revenue	$1,625	$1,273	$1,476	$1,625	$1,273	$1,476
Gross Profit	$802	$383	$677	$815	$395	$689
percent of revenue	49.3%	30.1%	45.8%	50.1%	31.0%	46.7%
Operating Income	$408	$132	$393	$533	$164	$429
percent of revenue	25.1%	10.4%	26.6%	32.8%	12.9%	29.0%
Diluted EPS (3)	$1.18	$0.31	$1.06	$1.59	$0.48	$1.22

At the end of the third quarter of fiscal 2013, SanDisk’s cash and short and long-term marketable investments totaled $4.3 billion. Cash flow from operations in the third quarter of fiscal 2013 totaled $382 million.

OTHER KEY DEVELOPMENTS

•	SanDisk established its first ever dividend program on July 31, 2013 with the first quarterly payment made in the third fiscal quarter.

•	SanDisk announced today its fourth-quarter dividend of $0.225 per share of common stock, payable on November 25, 2013 to shareholders of record as of the close of business on November 4, 2013.

•	SanDisk spent a total of $1.07 billion on stock repurchases in the third fiscal quarter, including a previously announced $1.0 billion accelerated stock repurchase program.

•	SanDisk completed the acquisition of SMART Storage Systems.

CONFERENCE CALL
SanDisk’s third quarter of fiscal 2013 conference call is scheduled for 2:00 P.M., Pacific Time, Wednesday, October 16, 2013. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 785-830-7989 and the dial-in password is 9223060. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

ABOUT SANDISK
SanDisk Corporation (NASDAQ: SNDK), a Fortune 500 and S&P 500 company, is a global leader in flash storage solutions. For more than 25 years, SanDisk has expanded the possibilities of storage, providing trusted and innovative products that have transformed the electronics industry. Today, SanDisk’s quality, state-of-the-art solutions are at the heart of many of the world's largest data centers, and embedded in advanced smart phones, tablets and PCs. SanDisk’s consumer products are available at hundreds of thousands of retail stores worldwide. For more information, visit www.sandisk.com.

© 2013 SanDisk Corporation. All rights reserved. SanDisk is a trademark of SanDisk Corporation, registered in the United States and other countries.

This press release contains certain forward-looking statements, including statements about our business prospects, our strategy to shift to higher value solutions across our product portfolio, our anticipated momentum for client and enterprise SSD products, the expected benefits of our acquisition of SMART Storage Systems and our growth in the enterprise SSD space, that are based on our current expectations and subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and significantly harm our business, financial condition and results of operations. We undertake no obligation to update the information contained in this press release. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower revenues;

•
inability to continue to penetrate the client and enterprise SSD markets, the failure of existing markets for flash memory to grow, or failure to maintain or improve our position in any of these markets;

•
potential delays in product development or lack of customer acceptance of our solutions, particularly OEM products such as our embedded flash storage solutions, and client and enterprise SSD solutions;

•	delays in the successful integration of SMART Storage Systems and our inability to achieve the expected benefits from the acquisition in a timely manner, or at all;

•	inability to enhance current products or develop new products on a timely basis or in advance of our competitors; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the second fiscal quarter ended June 30, 2013.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization of acquisition-related intangible assets, impairment of acquisition-related intangible assets, non-cash economic interest expense associated with our convertible debt and related tax adjustments.

(3)
Non-GAAP diluted shares include the impact of the outstanding call option which is expected to provide an offset to dilutive shares from the Company’s 1.5% Sr. Convertible Notes due 2017. Non-GAAP diluted EPS for Q2’13 has been revised from the previously reported $1.21 to $1.22 to include the expected impact of the outstanding call option, which reduces the non-GAAP diluted shares by 1.6 million shares.

# # # # #

Investor Contacts:
Jay Iyer
408-801-2067
jay.iyer@sandisk.com

Brendan Lahiff
408-801-1732
brendan.lahiff@sandisk.com

Media Contact:
Lee Garvin Flanagin
408-801-2463
lee.flanagin@sandisk.com

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Nine months ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012

Revenues	$1,625,153	$1,273,190	$4,442,145	$3,511,006

Cost of revenues	812,904	880,469	2,401,901	2,398,086
Amortization of acquisition-related intangible assets	10,256	9,800	29,916	32,712
Total cost of revenues	823,160	890,269	2,431,817	2,430,798
Gross profit	801,993	382,921	2,010,328	1,080,208

Operating expenses:
Research and development	183,821	150,336	526,987	443,690
Sales and marketing	72,237	57,938	194,965	159,234
General and administrative	49,171	40,205	141,152	110,488
Amortization of acquisition-related intangible assets	5,088	2,369	9,199	6,676
Impairment of acquisition-related intangible assets	83,228	—	83,228	—
Total operating expenses	393,545	250,848	955,531	720,088
Operating income	408,448	132,073	1,054,797	360,120
Other income (expense), net	(4,892)	(13,695)	(33,890)	(56,208)
Income before income taxes	403,556	118,378	1,020,907	303,912
Provision for income taxes	126,697	41,871	316,030	100,051
Net income	$276,859	$76,507	$704,877	$203,861

Net income per share:
Basic	$1.20	$0.32	$2.96	$0.84
Diluted	$1.18	$0.31	$2.91	$0.83

Shares used in computing net income per share:
Basic	230,253	241,694	238,097	242,284
Diluted	235,032	244,221	242,270	245,502

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Nine months ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$276,859	$76,507	$704,877	$203,861
Share-based compensation (a)	25,930	19,950	72,325	59,283
Amortization of acquisition-related intangible assets (b)	15,344	12,169	39,115	39,388
Impairment of acquisition-related intangible assets (c)	83,228	—	83,228	—
Convertible debt interest (d)	9,859	22,685	50,202	66,927
Income tax adjustments (e)	(40,473)	(13,547)	(73,131)	(44,266)
NON-GAAP NET INCOME	$370,747	$117,764	$876,616	$325,193

GAAP COST OF REVENUES	$823,160	$890,269	$2,431,817	$2,430,798
Share-based compensation (a)	(2,716)	(1,929)	(6,880)	(5,389)
Amortization of acquisition-related intangible assets (b)	(10,256)	(9,800)	(29,916)	(32,712)
NON-GAAP COST OF REVENUES	$810,188	$878,540	$2,395,021	$2,392,697

GAAP GROSS PROFIT	$801,993	$382,921	$2,010,328	$1,080,208
Share-based compensation (a)	2,716	1,929	6,880	5,389
Amortization of acquisition-related intangible assets (b)	10,256	9,800	29,916	32,712
NON-GAAP GROSS PROFIT	$814,965	$394,650	$2,047,124	$1,118,309

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$183,821	$150,336	$526,987	$443,690
Share-based compensation (a)	(13,142)	(10,379)	(37,486)	(31,029)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$170,679	$139,957	$489,501	$412,661

GAAP SALES AND MARKETING EXPENSES	$72,237	$57,938	$194,965	$159,234
Share-based compensation (a)	(5,241)	(3,794)	(13,813)	(11,057)
NON-GAAP SALES AND MARKETING EXPENSES	$66,996	$54,144	$181,152	$148,177

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$49,171	$40,205	$141,152	$110,488
Share-based compensation (a)	(4,831)	(3,848)	(14,146)	(11,808)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$44,340	$36,357	$127,006	$98,680

GAAP TOTAL OPERATING EXPENSES	$393,545	$250,848	$955,531	$720,088
Share-based compensation (a)	(23,214)	(18,021)	(65,445)	(53,894)
Amortization of acquisition-related intangible assets (b)	(5,088)	(2,369)	(9,199)	(6,676)
Impairment of acquisition-related intangible assets (c)	(83,228)	—	(83,228)	—
NON-GAAP TOTAL OPERATING EXPENSES	$282,015	$230,458	$797,659	$659,518

GAAP OPERATING INCOME	$408,448	$132,073	$1,054,797	$360,120
Cost of revenues adjustments (a) (b)	12,972	11,729	36,796	38,101
Operating expense adjustments (a) (b) (c)	111,530	20,390	157,872	60,570
NON-GAAP OPERATING INCOME	$532,950	$164,192	$1,249,465	$458,791

GAAP OTHER INCOME (EXPENSE), NET	$(4,892)	$(13,695)	$(33,890)	$(56,208)
Convertible debt interest (d)	9,859	22,685	50,202	66,927
NON-GAAP OTHER INCOME (EXPENSE), NET	$4,967	$8,990	$16,312	$10,719

GAAP NET INCOME	$276,859	$76,507	$704,877	$203,861
Cost of revenues adjustments (a) (b)	12,972	11,729	36,796	38,101
Operating expense adjustments (a) (b) (c)	111,530	20,390	157,872	60,570
Convertible debt interest (d)	9,859	22,685	50,202	66,927
Income tax adjustments (e)	(40,473)	(13,547)	(73,131)	(44,266)
NON-GAAP NET INCOME	$370,747	$117,764	$876,616	$325,193

Diluted net income per share:
GAAP	$1.18	$0.31	$2.91	$0.83
Non-GAAP	$1.59	$0.48	$3.63	$1.32

Shares used in computing diluted net income per share:
GAAP	235,032	244,221	242,270	245,502
Non-GAAP (f)	233,256	244,287	241,408	245,472

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, unaudited)

	Three months ended		Nine months ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
SUMMARY RECONCILIATION OF DILUTED SHARES
Shares used in computing diluted net income per share:
GAAP	235,032	244,221	242,270	245,502
Adjustments for share-based compensation	363	66	248	(30)
Offsetting shares from call option	(2,139)	—	(1,110)	—
Non-GAAP (f)	233,256	244,287	241,408	245,472

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because they are consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012, Schooner Information Technology, Inc. in June 2012 and SMART Storage Systems in August 2013, impairment of acquisition-related intangible assets, non-cash economic interest expense associated with the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provides consistency in our financial reporting. In addition, the Company’s non-GAAP diluted shares include the impact of the Company’s outstanding call option which, when exercised, will offset the issuance of dilutive shares from the Company’s 1.5% Sr. Convertible Notes due 2017, while the Company’s GAAP diluted shares excludes the anti-dilutive impact of this call option. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of acquisition-related intangible assets, impairment of acquisition-related intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011), FlashSoft Corporation (February 2012), Schooner Information Technology, Inc. (June 2012) and SMART Storage Systems (August 2013).

(c)	Impairment of acquisition-related intangible assets and in-process research and development related to the Pliant Technology, Inc. acquisition.

(d)
Incremental interest expense relating to the non-cash economic interest expense associated with the Company’s 1% Sr. Convertible Notes due 2013, which matured in May 2013, and 1.5% Sr. Convertible Notes due 2017.

(e)	Income taxes associated with certain non-GAAP to GAAP adjustments.

(f)	Non-GAAP diluted shares includes the impact of offsetting shares from the call option related to the Company’s 1.5% Sr. Convertible Notes due 2017 and the impact of share-based compensation.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	September 29, 2013	December 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$902,765	$995,470
Short-term marketable securities	1,142,616	1,880,034
Accounts receivable, net	685,103	626,025
Inventory	776,224	750,075
Deferred taxes	101,020	93,877
Other current assets	340,177	260,879
Total current assets	3,947,905	4,606,360
Long-term marketable securities	2,243,700	2,835,931
Property and equipment, net	673,219	665,542
Notes receivable and investments in Flash Ventures	1,214,943	1,460,112
Deferred taxes	121,090	168,718
Goodwill	318,111	201,735
Intangible assets, net	275,141	246,919
Other non-current assets	150,422	153,810
Total assets	$8,944,531	$10,339,127

LIABILITIES
Current liabilities:
Accounts payable trade	$348,399	$254,459
Accounts payable to related parties	163,831	214,806
Convertible short-term debt	—	906,708
Other current accrued liabilities	389,098	257,539
Deferred income on shipments to distributors and retailers and deferred revenue	291,318	248,155
Total current liabilities	1,192,646	1,881,667
Convertible long-term debt	819,681	789,913
Non-current liabilities	329,743	407,947
Total liabilities	2,342,070	3,079,527

EQUITY
Stockholders’ equity:
Common stock	4,752,172	5,027,512
Retained earnings	1,833,713	2,071,268
Accumulated other comprehensive income	19,650	165,121
Total stockholders’ equity	6,605,535	7,263,901
Non-controlling interests	(3,074)	(4,301)
Total equity	6,602,461	7,259,600
Total liabilities and equity	$8,944,531	$10,339,127

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Nine months ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Cash flows from operating activities:
Net income	$276,859	$76,507	$704,877	$203,861
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	(12,240)	3,591	53,254	9,554
Depreciation	57,650	42,768	165,862	112,471
Amortization	50,710	57,799	171,956	190,079
Provision for doubtful accounts	(644)	1,794	498	70
Share-based compensation expense	25,930	19,950	72,325	59,283
Excess tax benefit from share-based plans	(4,238)	(3,095)	(19,899)	(14,116)
Impairment and other	81,774	(4,385)	76,258	(14,256)
Other non-operating	1,134	(544)	774	8,896
Changes in operating assets and liabilities:
Accounts receivable, net	(40,539)	(138,428)	(51,749)	56,081
Inventory	(23,411)	9,921	4,096	(173,794)
Other assets	(44,666)	(24,887)	(23,093)	35,387
Accounts payable trade	66,824	63,174	82,194	59,764
Accounts payable to related parties	(4,188)	(8,707)	(50,975)	(50,139)
Other liabilities	(48,542)	32,481	60,479	(268,913)
Total adjustments	105,554	51,432	541,980	10,367
Net cash provided by operating activities	382,413	127,939	1,246,857	214,228

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(507,392)	(588,098)	(2,504,479)	(1,950,164)
Proceeds from sales of short and long-term marketable securities	1,277,691	410,323	3,125,350	1,583,503
Proceeds from maturities of short and long-term marketable securities	127,695	71,045	634,600	478,475
Acquisition of property and equipment, net	(50,866)	(142,338)	(170,715)	(382,632)
Investment in Flash Ventures	—	—	—	(50,439)
Notes receivable issuances to Flash Ventures	—	—	—	(142,316)
Notes receivable proceeds from Flash Ventures	—	146,090	73,388	357,876
Purchased technology and other assets	(5,353)	(23)	(9,261)	(245)
Acquisitions, net of cash acquired	(304,178)	(213)	(304,320)	(69,417)
Net cash provided by (used in) investing activities	537,597	(103,214)	844,563	(175,359)

Cash flows from financing activities:
Repayment of debt financing	—	—	(928,061)	—
Distribution to non-controlling interests	—	—	(87)	—
Proceeds from employee stock programs	43,036	27,098	206,052	77,770
Excess tax benefit from share-based plans	4,238	3,095	19,899	14,116
Dividends paid	(50,638)	—	(50,638)	—
Share repurchase program	(1,069,545)	(37,429)	(1,439,539)	(191,504)
Net cash received for share repurchase contracts	—	21,533	—	2,675
Net cash provided by (used in) financing activities	(1,072,909)	14,297	(2,192,374)	(96,943)
Effect of changes in foreign currency exchange rates on cash	1,533	1,009	8,249	1,063
Net increase (decrease) in cash and cash equivalents	(151,366)	40,031	(92,705)	(57,011)
Cash and cash equivalents at beginning of period	1,054,131	1,070,454	995,470	1,167,496
Cash and cash equivalents at end of period	$902,765	$1,110,485	$902,765	$1,110,485